THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS DEBT FUND
                                  (THE "FUND")

                     SUPPLEMENT DATED MARCH 8, 2011 TO THE
                       PROSPECTUS DATED DECEMBER 17, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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THE FOLLOWING IS ADDED TO THE END OF THE FOURTH PARAGRAPH UNDER "PRINCIPAL
INVESTMENT STRATEGY:"

For example, the Fund may seek to increase total return by investing in forward contracts on currencies that the Adviser believes may appreciate (or decline) in value relative to another currency. The Adviser may make such currency investments without regard to currencies in which the Fund's bond and other investments are denominated. At times, a significant portion of the Fund's returns (both positive and negative) may be attributable to investments in such forward currency contracts.

THE FOLLOWING PARAGRAPH IS ADDED AS THE SECOND TO LAST PARAGRAPH UNDER "PRINCIPAL RISKS:"

The value of currency may fluctuate in response to changing market, economic, political, regulatory and other conditions in foreign markets between the date the forward currency contract is entered into and the date it is sold or matures. Therefore, investments in forward currency contracts are subject to the risk that, if anticipated currency movements are not accurately predicted, the Fund may experience losses on such contracts and may have to pay additional transaction costs. In addition, forward currency contracts are subject to the risk that the counterparty to such a contract will default on its obligations, which could result in loss to the Fund.

The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Adviser may make such currency investments without regard to currencies in which the Fund's bond and other investments are denominated. The Secretary of the Treasury is authorized to issue regulations that under certain circumstances conclude that the income from these transactions might be treated as nonqualifying income for purposes of certain qualification tests required to be met by the Fund in order to be treated as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 ACA-SK-011-0100


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                        THE ADVISORS' INNER CIRCLE FUND

                       ACADIAN EMERGING MARKETS DEBT FUND
                                  (THE "FUND")

                     SUPPLEMENT DATED MARCH 8, 2011 TO THE
      STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED DECEMBER 17, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

--------------------------------------------------------------------------------

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER "TAX TREATMENT OF COMPLEX SECURITIES" IN THE "TAXES" SECTION OF THE SAI:

In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Internal Revenue Code. At times, a significant portion of the Fund's returns (both positive and negative) may be attributable to investments in such currency forward contracts. Also, certain foreign exchange gains derived with respect to foreign fixed income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

Gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as "good income" for purposes of the annual 90% qualifying income test requirements (the "90% Test") in order for the Fund to be treated as a regulated investment company ("RIC"). It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Fund, it is possible under certain circumstances that its qualifying income would no longer satisfy the 90% Test and the Fund would fail to qualify as a RIC. It is also possible that the Fund's strategy of investing in foreign currency-related financial instruments might cause the Fund to fail to satisfy the requirements set forth under the RIC diversification tests (the "Asset Tests"), resulting in its failure to qualify as RICs. Failure of the Asset Tests might result, for example, from a determination by the Internal Revenue Service that financial instruments in which the Fund invests are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Tests. The tax treatment of a Fund

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and its shareholders in the event the Fund fails to qualify as a RIC are described above, but the failure of the Fund to maintain its status as a RIC may be avoided in some circumstances pursuant to certain savings provisions enacted in recent legislation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 ACA-SK-012-0100